EXHIBIT 32.1 - SECTION 906 CERTIFICATION

ORION DIVERSIFIED TECHNOLOGIES, INC
CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Irwin Pearl, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Orion Diversified Technologies, Inc. on Form 10-QSB for the period ended July 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Orion Diversified Technologies, Inc.

Date: September 12, 2006

/s/ Irwin Pearl________
Chief Executive Officer
Date: September 12, 2006

/s/ Irwin Pearl________
Chief Financial Officer
Date: September 12, 2006